SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                November 30, 2001

                             INSIGHTFUL CORPORATION
                             ----------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                02-020992                   04-2842217
           --------                ---------                   ----------
(State or other jurisdiction      (Commission                (IRS Employer
      of Incorporation)           File number)            Identification No.)


    1700 Westlake Ave N. #500
       Seattle, Washington                                 98109-3044
    ---------------------------                            ----------
      (Address of principal                                (Zip Code)
        executive offices)

                                 (206) 283-8802
                                 --------------
               Registrant's telephone number, including area code


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Item 5.  Other Events
---------------------

     On November 30, 2001, the company issued a press release, a copy of which is attached as Exhibit 99.1 to this current report on Form 8K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

(c)  Exhibits
-------------

Exhibit No.     Exhibit

99.1            Press Release dated November 30, 2001.


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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             INSIGHTFUL CORPORATION



November 30, 2001            By:  By  /s/  Sarwat H. Ramadan
                                ----------------------------
                                Sarwat H. Ramadan
                                Vice President, Finance & Administration,
                                Chief Financial Officer, Treasurer and Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.     Exhibit

99.1            Press release dated November 30, 2001


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